Supplement to the
Fidelity® Global Bond Fund
Class A, Class T, Class C and Class I
March 1, 2017
Summary Prospectus

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

AGLB-SUM-17-01 1.9881432.100	March 1, 2017